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                                                                      EXHIBIT 23

[PRICEWATERHOUSECOOPERS LLP LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-23490 and File No. 333-06469) of Plexus Corp. of our report dated April 29, 1999 appearing on page 1 of the Financial Statements of Plexus Corp. Employee Stock Savings Plan included in this Annual Report on Form 11-K.




/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
June 25, 1999